UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SEMILEDS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

March 20, 2015

Dear Stockholder:

I am pleased to invite you to attend the 2015 Annual Meeting of Stockholders of SemiLEDs Corporation.  The meeting will be held on Thursday, May 7, 2015 at 9 a.m. local time at SemiLEDs Sin-an office, which is located at 3rd floor - No. 8, Xin-an Road, Hsinchu Science Park, Hsinchu, Taiwan.

We are furnishing our proxy materials to stockholders primarily over the Internet.  This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of our annual meeting and conserving natural resources.  On March 20, 2015, we mailed to our stockholders a notice containing instructions on how to access our Proxy Statement and 2014 Annual Report to Stockholders and to vote online.  The notice also included instructions on how you can receive a paper copy of your annual meeting materials.  If you received your annual meeting materials by mail, the Proxy Statement, 2014 Annual Report to Stockholders and proxy card were enclosed.

At this year’s annual meeting, the agenda includes the following items:

Agenda Item	Board Recommendation

Election of directors	FOR

Advisory vote on executive compensation	FOR

Ratification of the appointment of KPMG (Taiwan) as our independent registered public accounting firm for fiscal year 2015	FOR

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2015 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible.  You may vote over the Internet or in person at the annual meeting or, if you receive your proxy materials by U.S. mail, you also may vote by mailing a proxy card or voting by telephone.  Please review the instructions on the notice or on the proxy card regarding your voting options.  Only stockholders showing proof of ownership on the record date will be allowed to attend the meeting in person.

Sincerely yours,

Trung T. Doan
Chairman of the Board and President and
Chief Executive Officer

(This page has been left blank intentionally.)

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9 a.m. local time on Thursday, May 7, 2015

PLACE	SemiLEDs Sin-an office, which is located at 3rd floor - No. 8, Xin-an Road, Hsinchu Science Park, Hsinchu, Taiwan.

AGENDA	• Elect the four director nominees named in the Proxy Statement

• Hold an advisory vote on executive compensation

• Ratify the appointment of KPMG (Taiwan) as our independent registered public accounting firm for fiscal year 2015

• Transact such other business as may properly come before the annual meeting (including adjournments and postponements)

RECORD DATE	March 9, 2015

VOTING

Please vote as soon as possible to record your vote, even if you plan to attend the annual meeting.  Your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented at the meeting, unless you have given your broker specific instructions to do so.  We strongly encourage you to vote.  You have three options for submitting your vote before the annual meeting:

• Internet

• Phone

• Mail

By Order of the Board of Directors,

Christopher Lee
Corporate Secretary

Chu-Nan, Taiwan
March 20, 2015

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet.  On March 20, 2015, we mailed most of our stockholders on the record date a Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review all of the important information contained in our proxy materials, including our Proxy Statement and our 2014 Annual Report to Stockholders.  The Notice of Internet Availability also instructs you on how to vote via the Internet.  Other stockholders, in accordance with their prior requests, have been mailed paper copies of our proxy materials and a proxy card or voting form.

Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the annual meeting, and conserve natural resources.  However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 7, 2015:
The Notice of the 2015 Annual Meeting, the Proxy Statement and the 2014 Annual Report to Stockholders are available at www.proxyvote.com.

ATTENDING THE ANNUAL MEETING

•             Doors open at 8:30 a.m. local time

•             Meeting starts at 9 a.m. local time

•             Proof of SemiLEDs Corporation stock ownership and photo identification will be required to attend the annual meeting

•             You do not need to attend the annual meeting to vote if you submitted your proxy in advance of the annual meeting

QUESTIONS

For questions regarding	Contact:

Annual meeting	Investor Relations investor@semileds.com +886-37-586788

Stock ownership for registered holders	American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219 800-937-5449 US & Canada 718 921 8124 International Email Address: info@amstock.com

Hearing Impaired (TTY): 866) 703-9077 / 718-921-8386 Internet: www.amstock.com

Stock ownership for beneficial holders	Please contact your broker, bank, or other nominee

SemiLEDs Corporation
3F, No. 11 Ke Jung Rd., Chu-Nan Site
Hsinchu Science Park, Chu-Nan 350
Miao-Li County, Taiwan, R.O.C.
+886-37-586788

PROXY STATEMENT

Our Board of Directors (the “Board”) solicits your proxy for the 2015 Annual Meeting of Stockholders and any postponement or adjournment of the meeting for the matters set forth in “Notice of 2015 Annual Meeting of Stockholders.”  The annual meeting will be held on Thursday, May 7, 2015 at 9 a.m. local time at SemiLEDs Sin-an office, which is located at 3rd floor - No. 8, Xin-an Road, Hsinchu Science Park, Hsinchu, Taiwan.  We made this Proxy Statement available to stockholders beginning on March 20, 2015.

Record Date	March 9, 2015

Quorum	Holders of a majority of the voting power of all issued and outstanding shares on the record date must be present in person or represented by proxy

Shares Outstanding	28,452,993 shares of common stock outstanding as of March 9, 2015

Voting by Proxy	Internet, telephone, or mail

Voting at the Meeting

We encourage stockholders to vote in advance of the annual meeting, even if they plan to attend the meeting. In order to be counted, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Standard Time on May 5, 2015. Stockholders can vote in person during the meeting. Stockholders of record who attend the annual meeting in person may obtain a ballot. Beneficial holders who attend the annual meeting in person must obtain a proxy from their broker, bank, or other nominee prior to the date of the annual meeting and present it with their ballot. Voting in person by a stockholder during the meeting will replace any previous votes.

Changing Your Vote

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated proxy card, by voting in person at the annual meeting, by delivering instructions to our Corporate Secretary before the annual meeting or by voting again using the Internet or telephone before the cut-off time. (Your latest Internet or telephone proxy is the one that will be counted.) If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on each of the four director nominees and one vote on each other matter. The election of directors is determined by the plurality of votes. Approval of each of the other matters on the agenda is determined by a majority of votes cast affirmatively or negatively.

Effect of Abstentions and Broker Non-Votes

Shares voting “withhold” have no effect on the election of directors. In the ratification of the appointment of KPMG (Taiwan) as our independent registered public accounting firm for fiscal year 2015, abstentions have the same effect as negative votes. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have no effect. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each proposal, the persons named as proxies will vote as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the annual meeting in accordance with their best judgment. Our Bylaws set forth requirements for advance notice of nominations and agenda items for the annual meeting, and we have not received timely notice of any such matters that may be properly presented for voting at the annual meeting, other than the items from the Board described in this Proxy Statement.

Voting Results	We will announce preliminary results at the annual meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K.

PROPOSAL 1:  ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the four persons listed below to serve as directors.  Each director’s term runs from the date of his election until our next annual stockholders’ meeting, or until his successor is elected or appointed.  If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy.  We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Board Composition

Our Nominating and Corporate Governance Committee is charged with identifying and evaluating individuals qualified to serve as members of the Board and recommending to the full Board nominees for election as directors.  We seek directors with experience in areas relevant to the strategy and operations of the Company.  We seek a Board that collectively has a range and diversity of skills, experience, age, industry knowledge and other factors in the context of the needs of the Board.  The biographies of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director of our Company.  In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board to the conclusion that he should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards.  Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board.  Each of our director nominees is currently serving on the Board.

Our nominees for election as directors at the annual meeting include our President and Chief Executive Officer (“CEO”) and three independent directors, as defined in the applicable rules for companies traded on The NASDAQ Stock Market (“NASDAQ”), Arthur H. del Prado, Dr. Edward Kuan Hsiung Hsieh and Scott R. Simplot.  See “Corporate Governance—Director Independence” below.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Nominees

Trung T. Doan, 56, has served as a director, Chairman of our Board and as our CEO since January 2005, and as our President since August 2012.  Prior to joining us, Mr. Doan served as Corporate Vice President of Applied Global Services (AGS) Product Group at Applied Materials, Inc. and also served as President and Chief Executive Officer of Jusung Engineering, Inc., a semiconductor/LCD equipment company in Korea.  In addition, Mr. Doan served as Vice President of Process Development at Micron Technology Inc.  Mr. Doan previously served as a director of Advanced Energy Industries, a publicly traded manufacturer of power conversion and control systems, and as a director of Dolsoft Corporation, a privately held software company, both within the past five years.  Mr. Doan also previously served as a director of Nu Tool Inc., a semiconductor technology company, and as a director of EMCO, a publicly traded manufacturer of advanced flow control devices and systems.  Mr. Doan holds a bachelor of science degree in nuclear engineering from the University of California, Santa Barbara, where he graduated with honors, and a master of science degree in chemical engineering from the University of California, Santa Barbara.  Our Board has determined that Mr. Doan should serve on our Board and as our Chairman based on his in-depth knowledge of our business and industry and his experience serving on the boards of directors of several major technology companies, as well as in management roles in the technology industry.

Arthur H. del Prado, 83, has served as a director since February 2013. He is Chairman of the Board of ASM Pacific Technology, Ltd., a company which he co-founded in 1975.  In 1984, he co-founded ASM Lithography N.V. through a joint-venture with Phillips Electronics N.V.  Mr. del Prado served as President, Chief Executive Officer and Chairman of the Management Board of ASM International from the time he founded that company in 1968 until his retirement from those capacities in 2008.  He was appointed Honorary Chairman by the General Meeting of Shareholders in May 2008 and continues to serve ASM International as an advisor.  For many years,  Mr. del Prado served as a director of JESSI, the Joint European Submicron Silicon Initiative and currently serves as a director of its successor, MEDEA, the Micro Electronics Development for European Applications, a non-profit project.  He has been appointed a member of the board of directors of various European companies and serves on the board of Dujat, the Netherlands-Japanese Trade Federation. Mr. del Prado is a past board member of: Oce van der Grinten Nederland B.V., a manufacturer of copiers and printers; G.T.I. Holding N.V., and electronic equipment and installation company; Delft Instruments N.V., a manufacturer of high-technology industrial and defense products; and Breevast N.V., a project development and management company.  He was also on the advisory council of ABN-AMRO Bank.  Our Board has determined that Mr. del Prado should serve on our Board based on his experience as a Chairman and as a director of several companies, and his management role at a semiconductor equipment company.

Dr. Edward Kuan Hsiung Hsieh, 62, has served as a director since February 2012.  Dr. Hsieh has been Chairman, Chief Executive Officer and a director of Eton Intelligent Technologies, a media and publications company, since April 2000 and Chairman, Chief Executive Officer and a director of VR Networks, a VoIP and Internet networks company, since January 2000.  He has also served as an Adjunct Professor at National Taiwan University since February 2009.  From February 2007 to February 2010, Dr. Hsieh was Chief Executive Officer of Asia Pacific Telecom, a 3G mobile and fixed line telecommunications company, as well as Executive Director of APOL, an Internet service provider.  He also served as Chairman of International Christian Goodwill within the past five years.  Dr. Hsieh holds a bachelor of science degree in electrical engineering from National Taiwan University, a master of science degree in electrical engineering from the University of California, Santa Barbara and a doctor of philosophy degree in electrical engineering from Cornell University.  He also studied accounting at the University of California, Los Angeles.  Our Board has determined that Dr. Hsieh should serve as a director based on his experience teaching master of business administration classes at National Taiwan University, his service as an International Financial Adviser with Merrill Lynch, Pierce, Fenner & Smith and his management roles at several start-up companies.

Scott R. Simplot, 68, has served as a director since March 2005.  Mr. Simplot has been Chairman of the board of directors and a director of J.R. Simplot Company since May 2001 and August 1970, respectively.  Mr. Simplot holds a bachelor of science degree in business from the University of Idaho and a master of business administration degree from the University of Pennsylvania.  Mr. Simplot became a director on our Board as part of his duties as the Chairman of the board of J.R. Simplot Company, the 100% owner of Simplot Taiwan, Inc., which was entitled to designate two members of our board of directors in connection with J.R. Simplot Company’s investment in our Series A convertible preferred stock.  Our Board has determined that Mr. Simplot should serve as a director based on the extensive knowledge and insight he brings to our Board from his experience serving as Chairman and holding a variety of management positions at a large private company and serving on the boards of directors of companies in a variety of industries.

Executive Officers

In addition to Mr. Doan, our CEO, who also serves as a director, our executive officers as of March 1, 2015 consisted of the following:

Mark E. Tuttle, 62, has served as Executive Vice President of Operations since April 2013. Mr. Tuttle joined SemiLEDs as our Vice President in June 2010. Prior to joining us, Mr. Tuttle served as CEO of Cove Technology, Inc. from 2007 until March 2010. He holds over 200 patents in diverse technical areas, and has over 30 years of research and development and manufacturing experience in the semiconductor industry, including serving as vice president, director, manager, and engineer in Micron Technology, Inc. and in Micron Communications, Inc. Mr. Tuttle is a former chairman of the Boise State University Engineering Advisory Board, and holds a bachelor’s degree in Chemistry from Boise State University.

Christopher Lee, 43, has served as our Interim Chief Financial Officer since November 2014. Mr. Lee joined SemiLEDs in September 2014. Mr. Lee has over 20 years of experience in accounting and finance, including US GAAP, PCAOB standards and SEC rules and regulations.  Prior to joining us, Mr. Lee Mr. Lee was a partner of KEDP CPA Group from August 2009 to June 2011 and a self-employed accountant from July 2011 to August 2014.  Mr. Lee holds a BS degree in accounting and a MS degree in business taxation and is licensed as a Certified Public Accountant (CPA) in the United States.

CORPORATE GOVERNANCE

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders.  The Board’s responsibilities include:

•                  selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers;

•                  overseeing the risks that the Company faces;

•                  reviewing and approving our major financial objectives and strategic and operating plans, and other significant actions;

•                  overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed; and

•                  overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate.  During fiscal year 2014, the Board held executive sessions for the independent directors to meet without Mr. Doan present at the end of every Board meeting.

Our Bylaws do not dictate a particular Board structure and the Board is free to determine whether or not to have a Chairman and, if so, to select that Chairman and our CEO in the manner it considers our best interest.  Currently, the Board has selected Mr. Doan to hold the position of both Chairman of the Board and CEO.  Mr. Doan’s experience at the Company has afforded him intimate knowledge of the issues, challenges and opportunities facing each of the Company’s businesses.  Accordingly, he is well positioned to focus the Board’s attention on the most pressing issues facing the Company.  The Board has not appointed a lead independent director.  The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Director Independence

The published listing requirements of NASDAQ dictate that a majority of the Board be comprised of independent directors whom our Board has determined have no material relationship with our Company and who are otherwise “independent” directors under those listing requirements.  Our current Board consists of the five persons, the four nominees listed above, and one other not standing for reelection—Jack Lau and whose term will therefore end at the Annual Meeting.  The Board has determined that each of our current directors, other than Mr. Doan, our CEO, qualifies as an independent director, such that more than a majority of our directors are independent directors under the NASDAQ rules.

The NASDAQ rules have objective tests and a subjective test for determining who is an “independent director.”  Under the objective tests, a director cannot be considered independent if:

•                  the director is, or at any time during the past three years was, an employee of the company;

•                  the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•                  a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•                  the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceeded 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever was greater (subject to certain exclusions);

•                  the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•                  the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances.

In addition to the Board-level standards for director independence, the NASDAQ rules provide that directors, of whom there must be three, who serve on the Audit Committee must each satisfy standards established by the SEC that require that members of audit committees must not be affiliated persons of the issuer and may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer other than their director compensation.

Transactions Considered in Independence Determinations

In making its independence determinations, the Board considered transactions that occurred since the beginning of fiscal year 2012 between the Company and entities associated with the independent directors or members of their immediate family.  All identified transactions that appeared to relate to the Company and a family member of, or entity with a known connection to, a director were presented to the Board for consideration.

None of the non-employee directors was disqualified from “independent” status under the objective tests.  In making its subjective determination that each of our Company’s non-employee director is independent, the Board reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.  The Board considered the transactions in the context of the NASDAQ objective standards, the special standards established by the SEC for members of audit committees, and the SEC and U.S. Internal Revenue Service (“IRS”) standards for compensation committee members.  Based on all of the foregoing, as required by the NASDAQ rules, the Board made a subjective determination that, because of the nature of the director’s relationship with the entity and/or the amount involved, no relationships exist that, in the opinion of the Board, would impair the director’s independence.

Board Committees and Charters

The Board delegates various responsibilities and authority to different Board committees.  Committees regularly report on their activities and actions to the full Board.  The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  Each of the Board committees has a written charter approved by the Board, and we post each charter on our web site at http://investors.semileds.com/governance.cfm.  Each committee can engage outside experts, advisors and counsel to assist the committee in its work.  The following table identifies the current committee members.

Name	Audit	Compensation	Nominating and Corporate Governance
Arthur H. del Prado	✓
Dr. Edward Kuan Hsiung Hsieh	Chair	✓
Dr. Jack Lau	✓		✓
Scott R. Simplot		Chair	Chair
Number of Committee Meetings Held in Fiscal Year 2014	5	5	4

Audit Committee

Our Audit Committee is responsible for, among other things:

•                  reviewing and approving the selection of our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•                  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•                  reviewing the adequacy and effectiveness of our internal control policies and procedures;

•                  discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

•                  preparing the Audit Committee Report that the SEC requires in our annual proxy statement.

The Board believes that each current member of our Audit Committee is an independent director under the NASDAQ rules and meets the additional SEC independence requirements for audit committee members.  It has also determined that Dr. Hsieh meets the requirements of an “audit committee financial expert,” as defined in Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•                  overseeing our compensation policies, plans and benefit programs;

•                  reviewing and approving for our executive officers: the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control arrangements, and any other benefits, compensation or arrangements;

•                  reviewing and determining our equity-based compensation plans; and

•                  administering our equity-based compensation plans.

Although the Compensation Committee has the authority to determine the compensation paid to executive officers, other officers, employees, consultants and advisors, it can delegate its responsibility for setting compensation for individuals other than the CEO to a subcommittee, in the case of other officers, or to officers, in the case of employees and consultants.  It may also delegate to officers the authority to grant options or other equity or equity-based awards to employees who are not executive officers or members of the Board.  It may also generally take into account the recommendations of the CEO, other than with respect to his own compensation.  As further described under “Compensation of the Named Executive Officers and Directors” below, the Compensation Committee has engaged Radford, an independent compensation consultant, to assist it in various respects.  The Compensation Committee has assessed Radford’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•                  identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;

•                  reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board;

•                  overseeing the evaluation of our Board and management; and

•                  recommending members for each Board committee to our Board.

Our Nominating and Corporate Governance Committee has not established any minimum qualifications for directors although in assessing the skills and characteristics of individual members, it must give due regard for independence and financial literacy considerations dictated by the NASDAQ rules.  The Nominating and Corporate Governance Committee does not at this time have a policy regarding its consideration of director candidates recommended by stockholders, as it has not yet received any such recommendations.  It may adopt a policy if such recommendations are received.

Attendance at Board, Committee and Annual Stockholders’ Meetings

The Board held eight meetings in fiscal year 2014.  We expect each director to attend every meeting of the Board and the committees on which he or she serves, and encourage them to attend the annual stockholders’ meeting.  All directors attended at least 75% of the aggregate meetings of the Board and the committees on which they served in fiscal year 2014 and all continuing directors attended the 2014 annual meeting of stockholders.

Risk Management

The Board is involved in the oversight of risks that could affect the Company.  This oversight is conducted primarily through the Audit Committee which, on behalf of the Board, is charged with overseeing the principal risk exposures we face and our mitigation efforts in respect of these risks.  The Audit Committee is responsible for interfacing with management and discussing with management the Company’s principal risk exposures and the steps management has taken to monitor and control risk exposures, including risk assessment and risk management policies.  The Compensation Committee also plays a role in that it is charged, in overseeing the Company’s overall compensation structure, with assessing whether that compensation structure creates risks that are reasonably likely to have a material adverse effect on us.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting.  These standards are designed to deter wrongdoing and to promote honest and ethical conduct.  The Code of Business Conduct and Ethics is available at our website at http://investors.semileds.com/governance.cfm.  Any amendments to the Code, or any waivers of its requirements required to be disclosed pursuant to SEC or NASDAQ requirements, will be disclosed on the website.

Communications from Stockholders and Other Interested Parties to Directors

The Board recommends that stockholders and other interested parties initiate communications with the Board, any committee of the Board or any individual director in writing to the attention of our Corporate Secretary at our principal executive office at 3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.  This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner.  The Board has instructed our Corporate Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

PROPOSAL 2:  ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

Background to the Advisory Vote

Under an amendment to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by Congress as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), stockholders are able to vote to approve, on an advisory (non-binding) basis no less frequently than once every three calendar years, the compensation of the named executive officers (a “a say-on-pay vote”).

Reason for the Board Recommendation

As described below in the “Compensation Discussion and Analysis” section of this Proxy Statement, we have structured our executive compensation program to reward our executive officers with compensation that is affordable and sufficient to retain such officers while concurrently aligning the officers’ interests with the achievement of our financial and business goals as well as the goals of our stockholders.

Our current compensation programs consist primarily of salary and long-term equity incentives for our executive officers that are designed to support our business goals and promote short- and long-term profitable growth.  Our equity incentive plan is intended to align the interests of our employees, including our named executive officers, with the interests of our stockholders and to provide our employees an incentive to support our long-term success and growth.

We urge stockholders to read the discussion in the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the “Summary Compensation Table” and other related compensation tables and narrative discussion that follows, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee and Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement will support and contribute to the Company’s success.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

RESOLVED , that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including the “Compensation Discussion and Analysis,” the compensation tables and narrative discussion, is hereby approved.

The opportunity to vote on Proposal 2 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal 2 is not binding upon us. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3:   RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

KPMG (Taiwan) served as our independent registered public accounting firm for fiscal years 2013 and 2014.  The Audit Committee has once again selected KPMG (Taiwan) as our independent registered public accounting firm for the fiscal year ending August 31, 2015.  As a matter of good corporate governance, the Audit Committee is submitting its appointment to our stockholders for ratification.  If the appointment of KPMG (Taiwan) is not ratified by the majority of the shares of common stock present or represented at the annual meeting and entitled to vote on the proposal, the Audit Committee will review its future appointment of an independent registered public accounting firm in light of that vote result.

The Audit Committee pre-approves and reviews audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services.  In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditor’s independence.  For additional information concerning the Audit Committee and its activities with the independent registered public accounting firm, see “Corporate Governance” and “Audit Committee Report” in this Proxy Statement.

We expect that a representative of KPMG (Taiwan) will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so chooses.  The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table shows the fees and related expenses for audit and other services provided by KPMG (Taiwan) billed for fiscal years 2014 and 2013.  The services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	KPMG (Taiwan)	KPMG (Taiwan)
	2014 Fees	2013 Fees
Audit Services	$403,685	$421,525
Audit-Related Services	—	—
Tax Services	2,000	—
All Other Services	—	—
Total	$405,685	$421,525

Audit Services.  This category includes the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements.  This category also includes statutory audits required by the Tax Bureau of Taiwan for certain of our subsidiaries in Taiwan.

Tax Services.  This category includes the tax ruling application services.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG (TAIWAN) AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of the three directors whose names appear below.

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters.  Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for fiscal year 2014 and met with management, as well as with representatives of KPMG (Taiwan), the Company’s independent registered public accounting firm, to discuss the financial statements.  The Audit Committee also discussed with members of KPMG (Taiwan) the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Performance Standards Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee received the written disclosures and the letter from KPMG (Taiwan) required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of KPMG (Taiwan) its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited financial statements for fiscal year 2014 be included in the Company’s Annual Report on Form 10-K for fiscal year 2014.

Dr. Edward Kuan Hsiung Hsieh (Chairman)
Arthur H. del Prado
Dr. Jack Lau

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

This executive compensation section discloses the compensation awarded to or earned by our “named executive officers” during fiscal year 2014.  They are:

•              Trung T. Doan, our CEO;

•              Ilkan Cokgor, our former Executive Vice President of Sales and Marketing

•              Mark E. Tuttle, our Executive Vice President of Operations

We held our first non-binding advisory vote regarding compensation of our named executive officers at our 2012 Annual Meeting of Stockholders, are holding a non-binding advisory vote in connection with the 2015 Annual Meeting of Stockholders and expect to hold our next vote at our 2018 Annual Meeting of Stockholders.

Summary Compensation Table

The following table sets forth all of the compensation earned by named executive officers during the relevant fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Trung T. Doan	2014	405,000	—	196,950	—	2,271	(3)	604,221
Chief Executive Officer	2013	405,000	—	266,000	—	8,424		679,424
Ilkan Cokgor (4)	2014	200,417	—	—	—	23,567	(5)	223,984
Former Executive Vice President	2013	220,000	—	266,000	89,130	25,126		600,256
Mark E. Tuttle	2014	220,000	—	196,950	—	22,387	(6)	439,337
Executive Vice President	2013	196,221	—	266,000	—	27,067		489,288

(1)               The amounts reported in the Stock Awards column represent the aggregate grant date fair value of the RSUs granted to the named executive officers in the applicable fiscal year calculated in accordance with ASC 718.  For RSUs, the grant date fair value is calculated by multiplying (x) the closing price of our common stock on the grant date by (y) the number of RSUs awarded.  Note that the amounts reported in this column reflect the accounting cost for these stock awards, and do not correspond to the actual economic value that may be received by the named executive officers.

(2)               The amounts reported in the Option Awards column represent the aggregate grant date fair value of the stock options granted to the named executive officers in the applicable fiscal year calculated in accordance with ASC 718.  The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth for each year in Note 8, Stock-based Compensation, of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended August 31, 2014. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic values that may be received by the named executive officers from the options.

(3)               Includes payments of $2,271 for airfare for family members to fly from Taiwan to the United States.

(4)               Dr. Cokgor resigned from SemiLEDs on August 15, 2014.

(5)               Includes payment of $16,031 for housing and $7,536 for the depreciation cost for Dr. Cokgor’s use of one of our automobiles, registration, auto insurance and other related automobile expenses.

(6)               Includes payments of $16,031 for housing, $1,121 for airfare for his spouse home trip to the United States, and $5,235 for the cost for his use of one of our automobiles and other related automobile expenses.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information regarding outstanding equity awards held by each of our named executive officers as of the fiscal year ended August 31, 2014.  Values in this table are calculated based on the closing price per share of our common stock on August 29, 2014 (the last trading day in the fiscal year ended August 31, 2014), which was $0.81.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Trung T. Doan	—	—	—	—	—	82,500	66,825
	—	—	—	—	—	150,000	121,500
	—	—	—	—	—	48,750	39,488
	—	—	—	—	—	146,250	118,463
Ilkan Cokgor	50,000	50,000	—	1.72	11/15/14	—	—
Mark E. Tuttle	14,285	—	—	9.10	4/24/20	—	—
	9,375	3,125	—	19.00	1/20/21	—	—
	—	—	—	—	—	2,000	1,620
	—	—	—	—	—	25,000	20,250
	—	—	—	—	—	150,000	121,500
	—	—	—	—	—	48,750	39,488
	—	—	—	—	—	146,250	118,463

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Severance and Change in Control Benefits

Mr. Doan entered into an employment agreement in 2005, which provides that if he is terminated by us without cause or resigns due to a constructive termination, he will receive as severance an amount equal to six months of his then-current salary plus his current medical insurance for six months following his termination date.  We offered such severance to motivate Mr. Doan to continue as our executive officer by providing severance protection in the event that he is terminated by us without having committed any egregious act constituting cause or if we adversely change his position such that he resigns.  Cause is defined as (a) the conviction of a felony or of any criminal offense involving moral turpitude; (b) the repeated failure to satisfactorily perform duties reasonably required by us; (c) material breach of the proprietary information and invention agreement, our written policies established by our Board or any term of his employment agreement; or (d) misappropriation of our property or unlawful appropriation of our corporate opportunity or our business.  If we determine cause exists, we will provide Mr. Doan with written notice alleging cause and his failure to remedy the alleged cause within 30 days may result in a termination for cause.  Constructive termination is defined as one of the following events when we have not received Mr. Doan’s written consent for such event: (a) a significant reduction of his duties, position or responsibilities relative to his duties, position or responsibilities in effect immediately prior to such reduction or his removal from such position, duties and responsibilities, provided that a reduction in duties, position or responsibilities solely by virtue of us being acquired and made part of a larger entity will not constitute a constructive termination; (b) a substantial reduction, without good business reasons, of the facilities and perquisites available to him immediately prior to such reduction; (c) a reduction of his base salary unless such reduction is a part of a Company-wide reduction for similarly situated persons; or (d) a material reduction in the kind or level of employee benefits to which he is entitled immediately prior to such reduction, with the result that his overall benefits package is significantly reduced, unless such reductions are part of a Company-wide reduction for similarly situated persons.

Certain of the equity granted to our named executive officers will fully vest upon a change in control.  In addition, the RSUs granted to our named executive officers in fiscal years 2013 and 2014 will fully vest if we are subject to a change in control while they remain employed.

Employment Agreements

We entered into employment agreements with each of our named executive officers which set forth the terms of their employment, including base salary and, to the extent applicable, bonus opportunities, stock options and severance benefits.  The payments made in fiscal years 2013 and 2014 are set forth in the “Summary Compensation Table” above.

Mr. Doan entered into an employment agreement in 2005, which provides for the severance payments and benefits described under “Severance and Change in Control Benefits” above.

Director Compensation

Prior to January 9, 2015, based on recommendations from Radford, our Board has adopted a director compensation policy pursuant to which non-employee members of the Board will receive the following compensation for their board and committee services:

•              an annual cash retainer for general Board service of $50,000 paid in quarterly installments;

•              no cash payments for attendance at general Board meetings;

•              an annual cash retainer of $15,000 for serving as chairman of the Audit Committee, $15,000 for serving as the chairman of the Compensation Committee and $7,500 for serving as the chairman of the Nominating and Governance Committee, with each retainer paid in quarterly installments;

•              an annual cash retainer of $7,500 per non-chairman member serving on the Audit Committee, $7,500 per non-chairman member serving on the Compensation Committee and $4,000 per non-chairman member serving on the Nominating and Corporate Governance Committee; and

•              each year shortly following the annual stockholder meeting an annual grant of 25,000 shares of RSUs, which fully vests on the earlier of the next annual meeting or the one-year anniversary of the grant date, subject to continued service through the vesting date, provided that the RSUs will fully vest if we are subject to a change in control during their service.

Effective January 9, 2015, the Board of Directors adopted a new cash compensation program for the non-employee directors. Under the program, each non-employee director will receive the following compensation for their board and committee services:

an annual cash retainer for general Board service of $25,000 paid in quarterly installments;

no cash payments for attendance at general Board meetings;

an annual cash retainer of $15,000 for serving as chairman of the Audit Committee, $9,000 for serving as the chairman of the Compensation Committee and $6,000 for serving as the chairman of the Nominating and Governance Committee, with each retainer paid in quarterly installments;

an annual cash retainer of $8,000 per non-chairman member serving on the Audit Committee, $5,000 per non-chairman member serving on the Compensation Committee and $3,000 per non-chairman member serving on the Nominating and Corporate Governance Committee; and

each year shortly following the annual stockholder meeting an annual grant of 25,000 shares of RSUs, which fully vests on the earlier of the next annual meeting or the one-year anniversary of the grant date, subject to continued service through the vesting date, provided that the RSUs will fully vest if we are subject to a change in control during their service.

The director compensation policy requires directors to attend at least 75% of the meetings each year in order to be renominated.  The policy also includes an equity ownership guideline whereby our directors will be expected to own and hold shares of our common stock until retirement from their Board service.  We also reimburse non-employee directors for travel, lodging and other expenses incurred in connection with their attendance at Board or committee meetings.

Director Compensation Table

The following table sets forth the total compensation for our non-employee directors for the year ended August 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Arthur H. del Prado (2)	50,125	26,250	—	76,375
Dr. Edward Kuan Hsiung Hsieh (2)	64,221	26,250	—	90,471
Dr. Jack Lau (2)	53,824	26,250	—	80,074
Scott R. Simplot	—	—	—	—

(1)               Amounts shown do not reflect compensation actually received by directors.  Instead, the value reported above in the “Stock Awards” column represents the dollar amounts of the aggregate grant date fair value of RSUs granted to directors in fiscal year 2014, computed in accordance with ASC 718.

(2)               Each of Mr. del Prado, Dr. Hsieh and Dr. Lau owned 25,000 RSUs at August 31, 2014.  The RSUs will fully vest at the earlier of April 21, 2015 or the date of the 2015 annual meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 1, 2015 with respect to:

•                  each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of our common stock;

•                  each of our directors;

•                  each of our named executive officers; and

•                  all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  All shares of our common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2015 and RSUs that will vest within 60 days of March 1, 2015, are deemed to be outstanding for the purpose of computing the percentage ownership of the person or group holding options and RSUs, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated by the footnotes below, we believe, based on the information furnished to us, that each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Percentage of ownership is based on 28,452,993 shares of common stock outstanding as of March 1, 2015.

Unless otherwise indicated in the footnotes to the table, the address of each individual listed in the table is c/o SemiLEDs Corporation, 3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percent

5% Stockholders:
Simplot Taiwan, Inc.	9,899,344	(1)	34.8%
J.R. Simplot Company
999 Main Street, Suite 1300 Boise, ID 83702
Trung Tri Doan	3,509,733	(2)	12.3%

Executive Officers and Directors:
Trung Tri Doan	3,509,733	(2)	12.3%
Arthur H. del Prado	95,422	(3)	*
Dr. Edward Kuan Hsiung Hsieh	110,712	(3)	*
Dr. Jack Lau	110,712	(3)	*
Scott R. Simplot	10,209,713	(1)(4)	35.9%
Mark E. Tuttle	170,285	(5)	*
Dr. Ilkan Cokgor**	50,000		*
All executive officers and directors as a group (7 persons)	14,256,577	(6)	50.1%

*                    Indicates beneficial ownership of less than 1%.

**               Dr. Cokgor resigned from SemiLEDs on August 15, 2014.

(1)              Based on a Schedule 13G filed February 10, 2011, Simplot Taiwan, Inc., a wholly owned subsidiary of J.R. Simplot Company, and J.R. Simplot Company share voting and investment power over all such shares.  Scott Simplot is the Chairman of J.R. Simplot Company.  Mr. Simplot may be deemed to have shared voting and investment power over the shares held by Simplot Taiwan, Inc. Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(2)              Includes 1,571,428 shares held by The Trung Tri Doan 2010 GRAT, of which Trung Tri Doan is the sole trustee, and 91,250 RSUs that vested and will be delivered within the first open trading window following the vesting date.

(3)              Includes 25,000 RSUs that will vest within 60 days.

(4)              Includes 310,369 shares held by JRS Properties III L.P. JRS Management L.L.C. is the sole general partner of JRS Properties III L.P. Scott Simplot and Stephen A. Beebe are the managers of JRS Management L.L.C.  As managers of JRS Management L.L.C., Mr. Simplot and Mr. Beebe share voting and investment power over the securities held by JRS Properties III L.P.  Mr. Simplot may be deemed to have shared voting and investment power over the shares held by JRS Properties III L.P.  Mr. Simplot disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(5)              Includes options that are currently exercisable for 26,785 shares and 62,500 RSUs that vested and will be delivered within the first open trading window following the vesting date.

(6)              Includes options that are currently exercisable for 26,785 shares, 153,750 RSUs that vested and will be delivered within the first open trading window following the vesting date and 75,000 RSUs that will vest within 60 days.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of August 31, 2014. All outstanding awards relate to our common stock.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
	(in thousands)			(in thousands)
Equity compensation plans approved by security holders	2,088	(1)	$9.44	2,404
Equity compensation plans not approved by security holders	—		—	—
Total	2,088			2,404

(1)                                 Consists of stock options granted under the 2005 Equity Incentive Plan and the 2010 Equity Incentive Plan, and restricted stock units granted under the 2010 Equity Incentive Plan. No additional grants could be made under the 2005 Equity Incentive Plan after December 8, 2010. In April 2014, SemiLEDs’ stockholders approved an amendment to the 2010 Plan that increased the number of shares authorized for issuance under the plan by an additional 2,500 thousand shares.

(2)                                 The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since September 1, 2013, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below, some of which represent continuing transactions from prior periods.

Investors’ Rights Agreement

We have entered into an investors’ rights agreement with certain holders of our common stock, including Trung T. Doan, The Trung Doan 2010 GRAT, Dr. Anh Chuong Tran, The Anh Chuong Tran 2010 GRAT, Simplot Taiwan, Inc. and JRS Properties III L.P., as well as certain other investors, which were more than 5% stockholders at the time.  This agreement provides for certain rights relating to the registration of their shares of common stock.

Demand Registration Rights

The holders of at least 40% of the shares of our common stock subject to this agreement (originally 13,718,852 shares) can, on not more than three occasions, request that we register all or a portion of their shares if the aggregate price to the public of the shares offered would exceed $7,500,000. Under these demand registration rights, we are required to cause the shares requested to be included in the registration statement as soon as practicable, subject to customary conditions and limitations.

Piggyback Registration Rights

In the event that we propose to register any of our securities under the Securities Act of 1933, as amended (the “Securities Act”), either for our own account or for the account of other security holders, the parties to this agreement will be entitled to certain “piggyback” registration rights allowing the holder to include their shares in such registration, subject to certain marketing and other limitations.  As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to a registration related to employee benefit plans, debt securities or corporate reorganizations, the holders of these shares are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their shares in the registration.

Form S-3 Registration Rights

The parties are also entitled to certain Form S-3 registration rights.  Holders of at least 30% of the shares subject to the agreement can make a written request that we register their shares on Form S-3 if we are eligible to file a registration statement on Form S-3 and if the aggregate price to the public of the shares offered is at least $3,000,000.  These stockholders may make an unlimited number of requests for registration on Form S-3.  However, we will not be required to effect a registration on Form S-3 if we have effected two such registrations in a given 12-month period.

Registration Expenses

We will pay the registration expenses of the holders of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described above.  In an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares such holders may include.

Expiration of Registration Rights

The demand, piggyback and Form S-3 registration rights described above will expire, with respect to any particular stockholder, when that stockholder can sell all of the shares that the stockholder proposes to sell under Rule 144 of the Securities Act or a similar exemption during any three-month period.  In any event, all such registration rights shall expire in December 2015.

Employment Agreements

See “Compensation of the Named Executive Officers and Directors—Employment Agreements.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a formal, written related party transactions policy pursuant to which, our executive officers, directors, beneficial owners of more than 5% of our common stock, and any member of the immediate family of and any firm, corporation or other entity at which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial interest, are not permitted to enter into a related party transaction with us without prior consent and approval of our Audit Committee.  This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any year and a related person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity), including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us of a related person.

The Audit Committee has determined that a related person does not have a direct or indirect material interest in the following categories of transactions and that each will be deemed to be preapproved:

•          any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenue.

In fiscal years 2013 and 2014, all the related person transactions represented the continuation of transactions entered into prior to our initial public offering and adoption of the policy.

ADDITIONAL MEETING INFORMATION

Meeting Admission.  You are entitled to attend the annual meeting only if you were a holder of our common stock as of the close of business on March 9, 2015 or hold a valid proxy for the annual meeting.  If attending the physical meeting, you should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, meaning that you hold shares directly with American Stock Transfer & Trust Company, LLC (“registered holders”), the inspector of elections will have your name on a list, and you will be able to gain entry with a form of photo identification.  If you are not a stockholder of record but hold shares through a broker, bank, or nominee (“street name” or “beneficial” holders), in order to gain entry you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership, along with a form of photo identification.  If you do not provide photo identification and comply with the other procedures outlined above for attending the annual meeting in person, you will not be admitted to attend the annual meeting in person.

Proxy Solicitation.  We will bear the expense of soliciting proxies.  Our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, facsimile or otherwise.  We are required to request that brokers, banks, and other nominees who hold stock in their names furnish our proxy materials to the beneficial owners of the stock, and we must reimburse these brokers, banks, and other nominees for the expenses of doing so, in accordance with statutory fee schedules.

Inspector of Elections.  Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the annual meeting.

Stockholder List.  Our list of stockholders as of March 9, 2015 will be available for inspection at our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) for 10 days prior to the annual meeting.  If you want to inspect the stockholder list, call our Finance Department at +886-37-586788 to schedule an appointment.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5.  Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf.  Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during fiscal year 2014 all of our executive officers and directors filed the required reports on a timely basis under Section 16(a).

2016 Stockholder Proposals or Nominations.  Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2016 Annual Meeting of Stockholders.  These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive office (3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.) in care of our Corporate Secretary.  Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.  We must receive all submissions no later than the close of business (5:00 p.m. Taiwan Time) on November 21, 2015.

In addition, under our Bylaws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2016 Annual Meeting of Stockholders, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to our Corporate Secretary between January 8, 2016 and February 7, 2016, unless the notice also is made pursuant to Rule 14a-8.  The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our stock.  If the 2016 Annual Meeting of Stockholders is held more than 30 days from the anniversary of the 2015 Annual Meeting of Stockholders, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day before the 2016 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made.  We will not entertain any proposals or nominations at the 2016 Annual Meeting of Stockholders that do not meet the requirements set forth in our Bylaws.  If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

By Order of the Board of Directors,

Christopher Lee
Corporate Secretary

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000231125_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Trung T. Doan 02 Arthur H. del Prado 03 Dr. Edward Hsieh 04 Scott R. Simplot SEMILEDS CORPORATION 3F NO. 11 KE JUNG ROAD CHU-NAN SITE, HSINCHU SCIENCE PARK CHU-NAN 350 MIAO-LI COUNTY, TAIWAN R.O.C. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Advisory vote on executive compensation. 3 Ratification of the appointment of KPMG (Taiwan) as the independent registered public accounting firm of the Company for the year ending August 31, 2015. NOTE: The proxyholders are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000231125_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . Proxy SEMILEDS CORPORATION Annual Meeting of Stockholders May 7, 2015 9:00 AM This Proxy is solicited by the Board of Directors The undersigned stockholder of SemiLEDs Corporation (the "Company") hereby constitutes and appoints TRUNG T. DOAN as proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 7, 2015 at 9:00 A.M. local time at SemiLEDs Sin-an office, which is located at 3rd floor, No. 8, Xin-an Road, Hsinchu Science Park, Hsinchu, Taiwan, and at any adjournment(s) and postponement(s) thereof. If you need directions to the Annual Meeting so that you may attend and vote in person, please contact investor@semileds.com. Unless a contrary direction is indicated, the proxyholders will vote the undersigned's shares FOR the election of the nominees for director; FOR approval of an advisory vote on executive compensation, and FOR ratification of the appointment of KPMG (Taiwan) as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2015, and in accordance with the judgment of the proxyholder on any other business as may properly come before the meeting or any adjournment or postponement thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you vote by telephone or the Internet, please DO NOT mail back this proxy card Continued and to be signed on reverse side